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                                                                    EXHIBIT 23.1




                       Consent of Independent Accountants


We hereby consent to the incorporation by reference in the Registration Statements listed below of Jason Incorporated of our report dated January 29, 1999 appearing on page 40 of this Form 10-K.

          1. Registration Statement on Form S-8 (Registration No. 33-18791)

          2. Registration Statement on Form S-8 (Registration No. 33-30688)

          3. Registration Statement on Form S-3 (Registration No. 33-31473)




PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
March 17, 1999